Exhibit 99(a)
                                                                   -------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Jaclyn, Inc. (the "Company") for the fiscal year ended June 30, 2002 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Robert Chestnov
Dated:  September 24, 2002            -----------------------------------------
                                            Robert Chestnov, President
                                            (Chief Executive Officer)

                                           /s/ Anthony Christon
Dated:  September 24, 2002            -----------------------------------------
                                            Anthony Christon, Chief Financial
                                               Officer